UNITED STATES
                         SECURITIES EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule.14a-12 [ ] Confidential, for use of Commission only (as permitted by Rule 14a-6 (e) (2)

                         UNITED SYSTEMS TECHNOLOGY, INC.
                (Name of Registrant as Specified in Its Charter)

                                RANDALL L. MCGEE

                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ] Fee  computed in table below per  Exchange  Act Rules 14a-6 (i) (4) and 0-11
    (1) Title of each class of securities to which transaction  applies.
    (2) Aggregate number of securities to which transaction applies.
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).
    (4) Proposed maximum aggregate value of transaction.
    (5) Total fee paid.

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         UNITED SYSTEMS TECHNOLOGY, INC.

    ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 21, 2000

    ------------------------------------------------------------------------


     The Annual Meeting of Shareholders of United Systems Technology, Inc., an Iowa corporation, will be held at 9:00 a.m., Central Time, Wednesday June 21, 2000 at the Company's executive offices, 1850 Crown Road, Suite #1109, Dallas, Texas, 75234, for the following purposes:

     1.  To elect four members of the Board of Directors of the Company;

     2. To ratify or reject the selection of Grant Thornton LLP as the independent accountants for the Company;

     3. To approve or disapprove an amendment to the Company's Stock Option Plan, adopted on September 27, 1986, to increase the number of shares of Common Stock reserved for issuance under the Plan from 12,000,000 to 22,000,000;

     4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on May 19, 2000 will be entitled to vote.

     A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully. Also enclosed is a copy of the Company's Annual Report for the fiscal year ended December 31, 1999.

                                                Randall L. McGee, Secretary

May 24, 2000
1850 Crown Road, #1109
Dallas, Texas              75234

                             YOUR VOTE IS IMPORTANT

     SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES AS TO THE MATTERS TO BE ACTED UPON, AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND TO AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION.

                         UNITED SYSTEMS TECHNOLOGY, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 21, 2000

    ------------------------------------------------------------------------

                                 PROXY STATEMENT

    ------------------------------------------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies on behalf of the Board of Directors of United Systems Technology, Inc., an Iowa corporation, for use at the Company's Annual Meeting of Shareholders, to be held on Wednesday, June 21, 2000, and at any and all adjournments of such meeting. This Proxy Statement and Proxy are being mailed on or about May 24, 2000 to shareholders of record of the Company on May 19, 2000.

     If the enclosed proxy card is properly executed and reutrned in the time to be voted at th emeeting, the shares represented will be voted in accordence with the instructions contained therein. Executed Proxies that contain no intructions will be voted (1) for the nominees for director indicated herein; and (2) in favor of ratification of the selection of Grant Thornton LLP as independent accountants for the Company and (3) in favor of approving the amendment to teh Company's Stock Option Plan. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

     A shareholder who executes a Proxy for the Annual Meeting may revoke it any time before it is voted. A Proxy may be revoked by delivering written notice of revocation to the Company, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

     The Company's executive offices are located at 1850 Crown Road, Suite 1109, Dallas, Texas 75234.

                         VOTING RIGHTS AND VOTE REQUIRED

     Only shareholders of record at the close of business on May 19, 2000 will be entitled to vote at the Annual Meeting. As of May 19, 2000, 54,069,078 shares of Common Stock, par value $.10 per share; 500,000 shares of Series B Preferred Stock, par value $.10 per share and 300,000 shares of Series E Preferred Stock, par value $.10 per share were issued and outstanding. Each Common Shareholder is entitled to one vote per share on each matter to be voted upon at the meeting. Series B Preferred Shareholders are entitled to a total of 4,536,125 votes on each matter to be voted upon at the meeting. Series E Preferred Shareholders are entitled to a total of 2,438,965 votes on each matter to be voted upon at the meeting.

     A quorum for the Annual Meeting will exist if a majority of the shares entitled to vote are present in person or by Proxy. If a quorum is present, election of directors for the ensuing year and the ratification of Management's selection of independent accountants will require an affirmative vote by a majority of the votes to which shareholders voting at the meeting are entitled to vote with respect to each such matter.

     Meeting costs, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of the Company in nominee names to distribute annual reports and Proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                              ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated the four persons listed below for election as Directors for the ensuing year. Directors will hold office until the Annual Meeting of Shareholders held in 2001, and until their successors are duly elected and qualified, or until their death, resignation or removal. The nominees are presently directors or officers of the Company and have served in that capacity since originally elected. A shareholder using the enclosed proxy card can vote for all or any of the nominees or such shareholde may withhold his vote form all or any of such nominees. If the Proxy Card us propery executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.



         NAME                        AGE                      POSITION
         ----                        ---                      --------
   Thomas E. Gibbs                   51                Chairman of the Board,
                                                       Chief Executive Officer,
                                                       President and Director

   Jordan Issackedes                 68                Director

   Randall L. McGee                  43                Secretary, Treasurer,
                                                       Vice-President - Finance,
                                                       and Director

   Earl H. Cohen                     52                Director


     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer, President and Director. Mr. Gibbs founded Mentor Systems, Inc. in 1981, served as its President until 1987 when the company was sold to Philadelphia Suburban Corporation, and continued as President until 1988. From 1988 to 1989, Mr. Gibbs served as Chairman of PSC Information Services, Inc., the information technology subsidiary of Philadelphia Suburban Corporation and President of Digital Systems, Inc., a PSC Information Services subsidiary. From 1989 to 1990, Mr. Gibbs was Senior Vice President for Information Technology at Philadelphia Suburban Corporation. In 1990, Mr. Gibbs became President of PSC Information Services, Inc. and served in that capacity until 1991 when two of the five PSC Information Services companies were acquired by Systems and Computer Technology Corp. ("SCT"). After the acquisition, Mr. Gibbs became President of Mentor Information Systems, Inc., one of the two companies acquired by SCT, until 1993. In addition, from 1992 until 1993 he served as President of Moore Governmental Systems, Inc., another SCT subsidiary. Mr. Gibbs was elected to his current position of Chairman of the Board, Chief Executive Officer and President of the Company effective January 1, 1994. Mr. Gibbs received a Bachelor of Science degree, Masters of Business Administration and a Ph.D. degree from the University of Cincinnati.

     Jordan Issackedes, Director. Mr. Issackedes began his career in 1953 with the accounting firm of Coopers & Lybrand. From 1960 to 1969, Mr. Issackedes was employed by the Okinite Company in various management capacities, culminating in his serving as Vice President of Finance and a member of the Board of Directors from 1966 to 1969. From 1969 to 1982, Mr. Issackedes was President, Chief
Operating Officer and a member of the Board of Directors of General Felt Industries, Inc. From 1983 trough 1985, Mr. Issackedes was President and principal owner of C&J Zimmerman, a flooring manufacturer and contractor. From 1984 to 1988, Mr. Issackedes was affiliated with Software Plus, Inc., a privately-held corporation which develops and markets specialized computer software systems, initially as a member of its Board of Directors and of the executive committee of the Board, and from 1985 to 1988 as its Chairman of the Board and Chief Executive Officer. Currently Mr. Issackedes is President of Jordan Issackedes Associates, Inc., a management services firm, which Mr. Issackedes founded in 1983. Mr. Issackedes was a consultant to the Company from July 1988 until October 1989 when he was elected to the position of Chairman of the Board, Chief Executive Officer and President, which he held until December 31, 1993. He has served as a director of the Company since December 1988.

     Randall L. McGee, Secretary/Treasurer, Vice President - Finance and Director. Mr. McGee was appointed Secretary, Treasurer and Controller of the company in October 1988. Mr. McGee is a certified public accountant and, from 1982 until he joined the Company, served as Controller of National FSI, Inc., a provider of computer software and ancillary services for the management of pension and other employee benefit plans. Mr. McGee received a Bachelor of Arts Degree in Accounting from the University of Northern Iowa in 1979.

     Earl H. Cohen, Director. Mr. Cohen is an attorney and has served as Chief Executive Officer of the law firm of Mansfield, Tanick & Cohen, P.A. since 1992. Prior to joining the law firm of Mansfield & Tanick in 1990, Mr. Cohen was an attorney in private practice from 1976 through 1990. From 1973 through 1976, Mr. Cohen served as Trust Officer of Norwest Bank Minneapolis. Mr. Cohen received his Bachelor of Science degree in Business from the University of Minnesota in 1970 and his law degree from the University of Minnesota in 1973. Mr. Cohen has previously served on the boards of private companies.

     The Board of Directors has established a Compensation/Stock Option Committee and an Audit Committee. The Board of Directors originally established the Compensation/Stock Option Committee in January, 1987 to administer the
Company's Stock Option Plan. In June 1988 the duties of the Committee were expanded to include the review of management compensation. The Committee held three meetings during the year ended December 31, 1999 and was comprised of Jordan Issackedes, Scott Burri and Earl Cohen. The Board of Directors established the Audit Committee in June 1988 to monitor preparation of the Company's financial statements. The Committee held no meetings during the year ended December 31, 1999 and was comprised of Jordan Issackedes, Scott Burri and Earl Cohen. The Company has no other committees of the Board of Directors. Committee appointments for the upcoming year will be made at the annual meeting of the Board of Directors.

     The Board of Directors held four meetings during the year ended December 31, 1999. All Directors attended 75% or more of all meetings of the Board and of the committees on which they served.

                                            EXECUTIVE OFFICERS

     The Executive officers of the Company are appointed annually by the Board of Directors and serve an indefinite term. All executive officers of the Company are employed on a full-time basis. No family relationship exists between any executive officer of the Company.


        NAME                        AGE                      POSITION
        ----                        ---                      --------
   Thomas E. Gibbs                  51                Chairman of the Board,
                                                      Chief Executive Officer,
                                                      President and Director

   Randall L. McGee                 43                Secretary, Treasurer,
                                                      Vice-President - Finance,
                                                      and Director


     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer, President and Director. See Resume on Page 3 of this Proxy Statement.

     Randall L. McGee, Secretary/Treasurer, Vice President - Finance and Director. See Resume on Page 3 of this Proxy Statement.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the ownership of each person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of May 19, 2000.


      Name and Address            Amount and Nature            Percent
     of Beneficial Owner        of Beneficial Ownership        of Class
     -------------------        -----------------------        --------
     D&D Holdings, Inc.               9,366,125 (1)             15.3%
     1915 Grand Avenue
     Des Moines, IA   50309

     Thomas E. Gibbs                  5,990,000 (2)             11.0%
     230 South MacArthur Blvd.
     #120
     Coppell, TX   75019

     Randall L. McGee                 3,500,000 (3)              6.2%
     1600 Lake Crest
     Plano, TX   75023


    ------------------------------------------------------------------------

     (1) D&D Holding, Inc. ("D&D") is deemed to be the beneficial owner of such shares because it is the holder of 500,000 shares of Series B Preferred Stock which, as of May 19, 2000 were convertible into 4,536,125 shares of Common Stock and the holder of 300,000 shares of Series E Preferred Stock which, as of May 19, 2000, were convertible into 2,438,965 shares of Common Stock. D&D is the beneficial owner of 100% if the Company's Preferred Stock by virtue of its ownership of the 500,000 shares of Series B Preferred Stock and 300,000 shares of Series E Preferred Stock. The 500,000 shares of Series B Preferred Stock are entitled to a total of 4,536,125 votes and the Series E Preferred Stock are entitled to a total of 2,438,965 votes at the Annual Meeting of Shareholders which is the subject of the Proxy Statement.

     (2) Includes 500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 125,000 became exercisable on March 1, 2000, 125,000 become exercisable on March 1, 2001, 125,000 become exercisable on March 1, 2002 and 125,000 become exercisable on March 1, 2003.

     (3) Includes 2,000,000 shares of Common Stock issuable on exercise of options held by Mr. McGee. Under the terms of the options, 125,000 shares became exercisable on July 11, 1996, 62,500 shares became exercisable on June 26, 1997, 125,000 shares became exercisable on July 11, 1997, 187,500 shares became exercisable on June 25, 1998, 62,500 shares became exercisable on June 26, 1998, 125,000 shares became exercisable on July 11, 1998, 187,500 shares become exercisable on June 25, 1999, 62,500 shares became exercisable on June 26, 1999, 125,000 shares became exercisable on July 11, 1999, 125,000 shares became exercisable on March 1, 2000, 187,500 shares become exercisable on June 25, 2000 62,500 shares become exercisable on June 26, 2000, 125,000 shares become exercisable on March 1, 2001, 187,500 shares become exercisable on June 25, 2001, 125,000 shares become exercisable on March 1, 2002 and 125,000 shares become exercisable on March 1, 2003.

   ------------------------------------------------------------------------

     The following table sets forth the ownership of each of the directors of the Company, and the directors and officers as a group, of the Company's Common Stock as of May 19, 2000.


      Name and Address            Amount and Nature            Percent
     of Beneficial Owner        of Beneficial Ownership        of Class
     -------------------        -----------------------        --------
       Thomas E. Gibbs                5,990,000 (1)             11.0 %

       Randall L. McGee               3,500,000 (2)              6.2 %

       Jordan Issackedes              1,915,000 (3)              3.5 %

       Earl H. Cohen                    791,756 (4)              1.5 %

       All Officers and Directors
        as a group (4 persons)       12,196,756                 21.2 %


    ------------------------------------------------------------------------

     (1) Includes 500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 125,000 became exercisable on March 1, 2000, 125,000 become exercisable on March 1, 2001, 125,000 become exercisable on March 1, 2002 and 125,000 become exercisable on March 1, 2003.

     (2) Includes 2,000,000 shares of Common Stock issuable on exercise of options held by Mr. McGee. Under the terms of the options, 125,000 shares became exercisable on July 11, 1996, 62,500 shares became exercisable on June 26, 1997, 125,000 shares became exercisable on July 11, 1997, 187,500 shares became exercisable on June 25, 1998, 62,500 shares became exercisable on June 26, 1998 125,000 shares became exercisable on July 11, 1998, 187,500 shares become exercisable on June 25, 1999, 62,500 shares became exercisable on June 26, 1999, 125,000 shares became exercisable on July 11, 1999, 125,000 shares became exercisable on March 1, 2000, 187,500 shares become exercisable on June 25, 2000 62,500 shares become exercisable on June 26, 2000, 125,000 shares become exercisable on March 1, 2001, 187,500 shares become exercisable on June 25, 2001, 125,000 shares become exercisable on March 1, 2002 and 125,000 shares become exercisable on March 1, 2003.

     (3) Includes (i) 250,000 shares of Common Stock issuable on exercise of an option held by Mr. Issackedes that became exercisable on March 1, 2000 and (ii) 250,000 shares of Common Stock which Mr. Issackedes has the right to purchase from the Company at any time.

     (4) Includes 250,000 shares of Common Stock issuable on exercise of an option held by Mr. Cohen, which became exercisable on June 26, 1997 and 250,000 shares of Common Stock issuable on exercise of an option held by Mr. Cohen that became exercisable on March 1, 2000.

                             MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION
----------------------
     The following table sets forth the compensation paid or accrued by the Company for service rendered during the last fiscal year to the Company's Chief Executive Officer and each of the most highly compensated officers of the Company whose compensation exceeds $100,000.

Summary Compensation Table

Name and                 Annual Compensation          Long Term     All Other
Principal Position       Year    Salary    Bonus    Compensation   Compensation
------------------       ----    ------    -----    ------------   ------------
Thomas E. Gibbs          1999   $165,000  $30,625 (1)    -0-           -0-
Chairman of the Board    1998   $150,000  $18,975 (1)    -0-           -0-
Chief Executive Officer  1997   $150,000    -0-          -0-           -0-
and President

Randall L. McGee         1999   $ 76,500  $30,625 (1)    -0-           -0-
Secretary, Treasurer,     (2)
Vice-President-Finance,   (2)
and Director


   (1) The Company has an incentive plan whereby certain members of management receive a bonus based on operating income of the Company.

   (2) Mr. McGee's compensation was less than $100,000 in 1998 and 1997.

     None of the Company's officers currently have written employment agreements with the company.

Aggregate Stock Option and Warrant Exercises in the
Last Fiscal Year and Fiscal Year-End Option and Warrant Values
--------------------------------------------------------------

     The following table sets forth information regarding year-end value of options and warrants held by the Company's Executive Officers for the year ending December 31, 1999 and options and warrants that were exercised by the Company's Executive Officers during the year.


                                                              Value of
                                     Number of               Unexercised
                                    Unexercised              In-The-Money
       Shares       Value         Options/Warrants         Options/Warrants (1)
      Acquired     Realized    -----At Year End-----     -----At Year End-----
Name On Exercise At Exercise Exercisable Unexercisable Exercisable Unexercisable
---- ----------- ----------- ----------- ------------- ----------- -------------
Thomas E.
 Gibbs 500,000     $87,500    2,500,000     500,000     $ 662,500   $ 125,000
Randall L.
 McGee   -0-         -0-      1,062,500     937,500     $ 278,750   $ 241,250



    ------------------------------------------------------------------------

     (1) December 31, 1999 closing bid price was $0.30.

Compensation Pursuant To Plans
------------------------------
     The Company adopted a Stock Option Plan on May 25, 1982. This plan was terminated in September, 1986. All options granted under this plan have expired or been extinguished. The Board of Directors of the Company adopted a new Stock Option Plan on September, 27, 1986 (the "Plan"). The Company currently has a total of 12,000,000 shares of Common Stock for issuance pursuant to the Plan. The Plan was approved by the stockholders of the Company on June 3, 1987. The Plan is designed as an incentive for directors and employees and is administered by the Compensation/Stock Option Committee of the Board of Directors, which selects optionees and determines the number of shares of Common Stock subject to each option and whether such option is an incentive or non-statutory stock option. The Plan provides that no option may be granted at a price less than the fair market value of the Common Stock on the date of grant. Unless otherwise specified, the options expire ten years from the date of grant and may not be exercised in whole or in part during the entire one-year period from date of grant. Thereafter, options may be exercised in whole or in part, depending on the terms of the particular option. There are currently 7,972,500 options outstanding under the Plan.

     Effective  January 16, 1992, the Company  established  the USTI  Employees'
401(K) Profit Sharing Plan and Trust (the "Plan"), which is a defined contribution plan that covers substantially all full-time employees of the Company eligible to participate. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 401(K) if the Internal Revenue Code. The Company may elect to make contributions for the benefit of the participants in the Plan, based on semi-annual resolutions of the Board of Directors. The Company made contributions for the benefit of the participants in the Plan in the amount of $ 5,305 for the year ended December 31, 1999.

     The Company offers a medical insurance plan for all full-time employees of the Company. The Company has no pension, profit sharing or insurance program for the benefit of its directors, officers or employees.

Director Compensation
---------------------

     No officer or director of the Company receives any cash compensation for services as a director. Non-management directors receive reasonable expenses incurred for attendance at meetings of the Board of Directors.

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

Share Issuances
---------------

     In February 1994, pursuant to the terms of his employment by the Company, the Company granted Mr. Thomas E. Gibbs (1) an option to purchase 1,500,000 shares of the Company's Common Stock at an exercise price of $.08 per share, and
(2) 1,000,000 shares of Common Stock. In July, 1995, the Company granted an option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share and the Company canceled the option issued to Mr. Gibbs in February 1994 to purchase 1,500,000 shares of its Common Stock and, in addition, issued a new option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share.

     In September 1998, the Company sold 5,000,000 shares of common stock to four members of management at a price of $.01 per share. Mr. Gibbs purchased 1,000,000 shares and Mr. McGee purchased 1,500,000 shares of common stock as part of this transaction. The fair market value of the common stock on the date of the transaction was $.022 per share.

                  AMENDMENT TO THE COMPANY"S STOCK OPTION PLAN
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OD COMMON STOCK
                      RESERVED FOR ISSUANCE UNDER THE PLAN

     The Board of Directors has proposed that the number of shares of Common Stock reserved for issuance under the Company's 1986 Stock Option Plan (the "Option Plan") be increased from 12,000,000 to 22,000,000 shares. The Option Plan became effective September 27, 1986 and was approved by the Company's shareholders on June 3, 1987. See "Management Compensation - Compensation Pursuant to Plans" for a description of the Option Plan. Upon approval of this proposed amendment by the Shareholders, the Board of Directors will reserve the additional shares for issuance under the Plan. The Option Plan is administered by a committee of the Board of Directors. The Board believes that this increase is authorized shares available for issuance upon exercise of options granted under the plan will enable the Company to continue an important compnent of its compensation program for key employees by assisting the Company in attracting, retaining and maintaining the best qualified employees. The Option Plan is designed to create a long-term common interest between employees and the stockholders of the Company by encouraging ownership of the Company's Common Stock and providing employees with participation in the Company's long-term performance. The Board of Directors recommends to the shareholders that they vote for this amendment to the Plan.


                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors appointed the firm Grant Thornton LLP as the independent public accountants of the Company for the fiscal year 1999 and recommends to the shareholders that they vote for ratification of this appointment. Grant Thornton LLP was engaged as the Company's independent accountants in December 1993. Such firm audited the financial statements of the Company for the years ended December 31, 1999, 1998, 1997, 1996, 1995, 1994 and 1993, including the audited financial statements dated December 31, 1999 filed by the Company with the Securities and Exchange Commission in its Annual Report on Form 10-KSB.

     Representatives of the firm Grant Thornton LLP, may be present at the Annual Meeting and, if present, will be available to make a statement if they desire to do so and to respond to appropriate shareholder' questions.

     In connection with its audits of the financial statements of the Company's 1993, 1994, 1995, 1996, 1997, 1998 and 1999 fiscal years, there have been no reportable disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

                                 OTHER BUSINESS

     Management of the Company knows of no other business, which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholder proposals intended for presentation at the Company's next Annual Meeting must be received by the Company at its principal executive offices in Dallas, Texas, no later than January 5, 2001.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders, which includes financial statements, is enclosed with this Proxy Statement.

                                  FRONT OF CARD
                                  -------------
PROXY                                                                  PROXY

                         UNITED SYSTEMS TECHNOLOGY, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 21, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas E. Gibbs and Randall L. McGee severally as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the votes to which the undersigned shares of United Systems Technology, Inc. are entitled at the Annual Meeting of Shareholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement, dated May 24, 2000, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS

    [ ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) [ ] WITHHOLD AUTHORITY to vote for all nominees below

INSTRUCTIONS: To withhold authority to vote for any nominee below, strike a line through the nominee's name:

     Thomas E. Gibbs, Jordan Issackedes, Randall L. McGee, Earl H. Cohen

2. Ratification of Grant Thornton LLP as Independent Public Accountants for the Company:

           [  ]  FOR          [  ]  AGAINST          [  ] ABSTAIN

3. Approve amendment to the Company's Stock Option Plan, to increase the number of shares of Common Stock reserved for issuance under the plan from 12,000,000 to 22,000,000:

           [  ]  FOR          [  ]  AGAINST          [  ] ABSTAIN

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                                  BACK OF CARD
                                  ------------

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no indication is made, this proxy will be voted for all nominees for director and for Proposal 2.

                                            Please  sign  exactly  as your  name
                                            appears  hereon.   When  the shares
                                            are  held  by  joint tenants, both
                                            should  sign.  When signing as an
                                            attorney, executor, administrator,
                                            trustee or guardian,  please give
                                            full title as such. If a corporation
                                            please sign in  full corporate name
                                            by President or other authorized
                                            officer.  If a partnership, please
                                            sign in the partnership name by an
                                            authorized person. on.

                                            __________________________________
                                            Signature

                                            __________________________________
                                            Signature, if held jointly

                                            Dated:______________________, 2000


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                  USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE